                                    TERM SHEET

    [Two graphics were omitted from the top of each page in this Annex that consisted of the corporate logos of Credit Suisse First Boston and Morgan
                             Stanley Dean Witter.]


                                October 12, 1999

(212) 325-3507                                                   (212) 761-2164



                                CMBS NEW ISSUE


                     COLLATERAL AND STRUCTURAL TERM SHEET


                          $1.19 BILLION (APPROXIMATE)
             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 1999 - C1
                ----------------------------------------------
                EXPECTED PRICING DATE: WEEK OF NOVEMBER 1, 1999
                ----------------------------------------------

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                 AS DEPOSITOR


               CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC &
                     MORGAN STANLEY MORTGAGE CAPITAL INC.
                            AS MORTGAGE LOAN SELLER


                   CREDIT SUISSE FIRST BOSTON CORPORATION &
                       MORGAN STANLEY & CO. INCORPORATED
                   AS CO-LEAD MANAGERS AND JOINT BOOKRUNNERS

                                 -------------
CREDIT SUISSE FIRST BOSTON                          MORGAN STANLEY DEAN WITTER


--------------------------------------------------------------------------------
Under no circumstances shall the information presented hereby constitute an offer to sell or the solicitation of an offer to buy any security, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation ("CSFB") and Morgan Stanley & Co. Incorporated ("MS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by CSFB and MS from sources that CSFB and MS believe to be reasonably reliable. However, CSFB and MS make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities referred to herein and only upon your review of the prospectus and prospectus supplement. This information may not be delivered by you to any other person without CSFB's and MS's prior written consent. CSFB and MS may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. CSFB and MS and/or their employees may from time to time have a long or short position in any security discussed herein.
--------------------------------------------------------------------------------

                                October 12, 1999
(212) 325-3507                                                   (212) 761-2164

                          $1,187,129,449 (APPROXIMATE)
              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 1999 - C1

I. ISSUE CHARACTERISTICS


      ISSUE TYPE:                  Public: Classes A-1, A-2, A-X, B, C, D, E and F
                                   Rule 144A: Classes G, H, J, K, L, M, N and O
      OFFERED SECURITIES:          Classes A-1, A-2, A-X, B, C, D, E and F, totaling $1,062,400,000
      PASS-THROUGH STRUCTURE:      Senior/Subordinate, Sequential Pay, Pass-Through Certificates
      COLLATERAL:                  Pool of 153 fixed rate commercial and multifamily mortgage loans, including 1 participation, totaling $1,187,129,449
      SELLERS:                     Credit Suisse First Boston Mortgage Capital LLC and
                                   Morgan Stanley Mortgage Capital Inc.
      CO-LEAD MANAGERS AND         Credit Suisse First Boston Corporation and
      JOINT BOOKRUNNERS:           Morgan Stanley & Co. Incorporated
      MASTER SERVICER:             Wells Fargo Bank, National Association, a national banking association
      SPECIAL SERVICER:            Lennar Partners, Inc.
      CERTIFICATE ADMINISTRATOR:   Norwest Bank Minnesota, National Association, a national banking association
      TRUSTEE:                     The Chase Manhattan Bank, a New York banking corporation
      CUT-OFF DATE:                October 11, 1999
      EXPECTED PRICING DATE:       Week of November 1, 1999
      EXPECTED CLOSING DATE:       On or about November 5, 1999
      DISTRIBUTION DATE:           The fourth business day after the eleventh day of the month
                                   (or the following business day) commencing November 18, 1999
      MINIMUM DENOMINATIONS:       $100,000 (notional) for A-X Certificates and in additional multiples of $1; $25,000 for all other Certificates and in additional multiples of $1
      SETTLEMENT TERMS:            DTC, Euroclear and Cedelbank, same day funds, with accrued interest
      ERISA:                       Classes A-1, A-2 and A-X Certificates are expected to be ERISA eligible
      SMMEA:                       No Class of Certificates is SMMEA eligible
      RISK FACTORS:                THE CERTIFICATES INVOLVE A DEGREE OF RISK AND MAY
                                   NOT BE SUITABLE FOR ALL INVESTORS. SEE THE "RISK
                                   FACTORS" SECTION OF THE PROSPECTUS SUPPLEMENT
                                   AND THE "RISK FACTORS" SECTION OF THE PROSPECTUS

--------------------------------------------------------------------------------
Under no circumstances shall the information presented hereby constitute an offer to sell or the solicitation of an offer to buy any security, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation ("CSFB") and Morgan Stanley & Co. Incorporated ("MS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by CSFB and MS from sources that CSFB and MS believe to be reasonably reliable. However, CSFB and MS make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities referred to herein and only upon your review of the prospectus and prospectus supplement. This information may not be delivered by you to any other person without CSFB's and MS's prior written consent. CSFB and MS may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. CSFB and MS and/or their employees may from time to time have a long or short position in any security discussed herein.
--------------------------------------------------------------------------------

                                October 12, 1999
(212) 325-3507                                                   (212) 761-2164

                          $1,187,129,449 (APPROXIMATE)
              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 1999 - C1

II. TRANSACTION FEATURES

       LOAN POOL:

            o 153 commercial and multifamily mortgage loans, including 1 participation, totaling approximately $1.19 billion
            o Average Cut-off Date principal balance is approximately $7.76 million
            o  Mortgage loans are secured by 192 properties
            o Three largest loans total approximately $157.0 million representing 13% of initial pool balance
            o Ten largest loans total approximately $405.8 million representing 34% of initial pool balance


       MORTGAGE LOAN SELLERS:

            o Credit Suisse First Boston Mortgage Capital LLC (86% of initial pool balance)
            o Morgan Stanley Mortgage Capital Inc. (14% of initial pool balance)


       CREDIT STATISTICS:

            o  Weighted average debt service coverage ratio of 1.41x
            o  Weighted average loan-to-value of 67%
            o  Weighted average balloon/ARD loan-to-value of 59%


       PROPERTY TYPES:

            o  Office:         29.9%
            o  Retail:         20.7%
            o  Multifamily:    15.1%
            o  Hospitality:    10.1%
            o  Industrial:      6.6%
            o  Mixed Use:       6.3%
            o  Cooperative:     3.9%






--------------------------------------------------------------------------------
Under no circumstances shall the information presented hereby constitute an offer to sell or the solicitation of an offer to buy any security, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation ("CSFB") and Morgan Stanley & Co. Incorporated ("MS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by CSFB and MS from sources that CSFB and MS believe to be reasonably reliable. However, CSFB and MS make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities referred to herein and only upon your review of the prospectus and prospectus supplement. This information may not be delivered by you to any other person without CSFB's and MS's prior written consent. CSFB and MS may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. CSFB and MS and/or their employees may from time to time have a long or short position in any security discussed herein.
--------------------------------------------------------------------------------

                                October 12, 1999
(212) 325-3507                                                   (212) 761-2164

                          $1,187,129,449 (APPROXIMATE)
              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 1999 - C1

       GEOGRAPHIC DISTRIBUTION:


            o  New York:     21.2%
            o  California:   18.1%
            o  Florida:       8.7%
            o  Washington:    5.7%
            o  29 other states plus the District of Columbia and Puerto Rico


       CALL PROTECTION:

            o  99.5% subject to lockout/defeasance
            o  0.5% subject to yield maintenance
            o  0% subject to either fixed penalties or open to prepayment


       RESERVES(1):

            o 82.6% of the mortgage loans secured by office, retail, industrial and mixed use properties have upfront and/or collected tenant improvement/leasing commission escrow requirements
            o 85.3% of the mortgage loans have upfront and/or collected replacement reserve/FF&E escrow requirements
            o  94.2% of the mortgage loans have insurance escrow requirements
            o  98.7% of the mortgage loans have tax escrow requirements


       COLLATERAL INFORMATION UPDATES:

            o Certificateholder reports are expected to be available on the world wide web at the Certificate Administrator's website www.ctslink.com/cmbs.com and will include:
                o  Updated loan information; and
                o  Detailed payment and delinquency information

            o The Servicer will provide updated property operating and occupancy information to certificateholders, via the Certificate Administrator's website at www.ctslink.com/cmbs.com


       BOND INFORMATION:

            o  Bond cashflows are expected to be modeled by:
                o  TREPP (via Bloomberg);
                o  CONQUEST at www.cmbs.com; and
                o  INTEX


       LEHMAN AGGREGATE BOND INDEX:

            o It is expected that this transaction will be included in the Lehman Aggregate Bond Index

-----------
(1) excluding credit lease loans

--------------------------------------------------------------------------------
Under no circumstances shall the information presented hereby constitute an offer to sell or the solicitation of an offer to buy any security, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation ("CSFB") and Morgan Stanley & Co. Incorporated ("MS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by CSFB and MS from sources that CSFB and MS believe to be reasonably reliable. However, CSFB and MS make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities referred to herein and only upon your review of the prospectus and prospectus supplement. This information may not be delivered by you to any other person without CSFB's and MS's prior written consent. CSFB and MS may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. CSFB and MS and/or their employees may from time to time have a long or short position in any security discussed herein.
--------------------------------------------------------------------------------

                                October 12, 1999
(212) 325-3507                                                   (212) 761-2164


                          $1,187,129,449 (APPROXIMATE)
              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 1999 - C1

III. EXECUTIVE SUMMARY


                                              % OF
                                             AGGRE-
                              INITIAL         GATE
                            CERTIFICATE      INITIAL   APPROXI-
                             BALANCE OR     CERTIFI-     MATE
                              NOTIONAL        CATE      CREDIT
 CLASS      RATING(A)        BALANCE(B)      BALANCE    SUPPORT
  OFFERED CERTIFICATES
  A-1        AAA/AAA/Aaa  $  199,500,000      16.81%     26.50%
  A-2        AAA/AAA/Aaa  $  673,000,000      56.69%     26.50%
  A-X        AAA/AAA/Aaa  $1,187,129,449      NAP        NAP
   B           AA/AA/Aa2  $   53,400,000       4.50%     22.00%
   C              A/A/A2  $   59,400,000       5.00%     17.00%
   D            A-/A-/A3  $   14,800,000       1.25%     15.75%
   E        BBB/BBB/Baa2  $   41,600,000       3.50%     12.25%
   F      BBB-/BBB-/Baa3  $   20,700,000       1.75%     10.50%
  PRIVATE CERTIFICATES (H)
   G           NR/BB+/NR  $   32,700,000       2.75%      7.75%
   H            NR/BB/NR  $   23,700,000       2.00%      5.75%
   J           NR/BB-/NR  $   11,900,000       1.00%      4.75%
   K            NR/B+/NR  $   11,900,000       1.00%      3.75%
   L            NR/NR/B2  $   16,000,000       1.35%      2.40%
   M            NR/NR/B3  $    9,500,000       0.80%      1.60%
   N           NR/CCC/NR  $    7,100,000       0.60%      1.00%
   O            NR/NR/NR  $   11,929,449       1.00%      0.00%



                                                   ASSUMED                     ASSUMED      RATED
                                       INITIAL    WEIGHTED                      FINAL       FINAL
                                        PASS-      AVERAGE       ASSUMED      DISTRIBU-   DISTRIBU-
                                       THROUGH      LIFE        PRINCIPAL       TION        TION
 CLASS           DESCRIPTION             RATE    (YEARS)(C)      WINDOW        DATE(D)     DATE(E)
  OFFER
CERTIFI
  A-1   Fixed                             %          5.70     11/99-01/08   Jan. 2008    Sept. 2041
  A-2   Fixed                             %          9.42     01/08-09/09   Sept. 2009   Sept. 2041
        (Component Structure)
  A-X           Interest Only             %(f)       9.15     11/99-03/19   Mar. 2019    Sept. 2041
   B    Fixed                             %          9.86     09/09-09/09   Sept. 2009   Sept. 2041
        Weighted Average Net
   C    Mortgage Rate minus    %          %(g)       9.86     09/09-09/09   Sept. 2009   Sept. 2041
        Weighted Average Net
   D    Mortgage Rate                     %(g)       9.86     09/09-09/09   Sept. 2009   Sept. 2041
        Weighted Average Net
   E    Mortgage Rate                     %(g)       9.86     09/09-09/09   Sept. 2009   Sept. 2041
        Weighted Average Net
   F    Mortgage Rate                     %(g)       9.93     09/09-10/09   Oct. 2009    Sept. 2041
  PRIVATE CERTIFICATES (H)
        Lesser of Fixed and Weighted
   G    Average Net Mortgage Rate         %(g)       9.94     10/09-10/09   Oct. 2009    Sept. 2041
        Lesser of Fixed and Weighted
   H    Average Net Mortgage Rate         %(g)       9.97     10/09-11/09   Nov. 2009    Sept. 2041
        Lesser of Fixed and Weighted
   J    Average Net Mortgage Rate         %(g)      10.03     11/09-11/09   Nov. 2009    Sept. 2041
        Lesser of Fixed and Weighted
   K    Average Net Mortgage Rate         %(g)      10.07     11/09-06/10   June 2010    Sept. 2041
        Lesser of Fixed and Weighted
   L    Average Net Mortgage Rate         %(g)      12.79     06/10-09/13   Sept. 2013   Sept. 2041
        Lesser of Fixed and Weighted
   M    Average Net Mortgage Rate         %(g)      15.32     09/13-06/17   June 2017    Sept. 2041
        Lesser of Fixed and Weighted
   N    Average Net Mortgage Rate         %(g)      18.89     06/17-03/19   Mar. 2019    Sept. 2041
        Lesser of Fixed and Weighted
   O    Average Net Mortgage Rate         %(g)      19.36     03/19-03/19   Mar. 2019        N/A


---------
(a) Ratings shown are those of Duff & Phelps Credit Rating Co., Fitch IBCA, Inc. and/or Moody's Investors Service, Inc., respectively. Classes marked "NR" will not be rated by the applicable rating agency.

(b)        The principal balance of any class may be changed by up to 5%.

(c) This is the average amount of time in years between the closing date and the payment of each dollar of principal. The Class A-X Certificates do not have a principal balance and do not receive principal distributions; the weighted average life of this class is based on its notional amount, which will decrease as the principal balances of the other classes decrease.

(d) This date was calculated assuming, among other things, that there are no voluntary or involuntary prepayments. There may be some voluntary and/or involuntary prepayments.

(e) This date was set at two years after the latest maturity date of any mortgage loan which is not a balloon loan or, for any balloon loan, the date upon which it would be deemed to mature in accordance with its original amortization schedule absent its balloon payment.

(f) This pass-through rate will change from time to time based on the weighted average of the component rates.

(g) This pass-through rate may change based on the weighted average net mortgage rate.

(h)        Not offered hereby.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented hereby constitute an offer to sell or the solicitation of an offer to buy any security, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation ("CSFB") and Morgan Stanley & Co. Incorporated ("MS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by CSFB and MS from sources that CSFB and MS believe to be reasonably reliable. However, CSFB and MS make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities referred to herein and only upon your review of the prospectus and prospectus supplement. This information may not be delivered by you to any other person without CSFB's and MS's prior written consent. CSFB and MS may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. CSFB and MS and/or their employees may from time to time have a long or short position in any security discussed herein.
--------------------------------------------------------------------------------

                                October 12, 1999
(212) 325-3507                                                   (212) 761-2164


                          $1,187,129,449 (APPROXIMATE)
              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 1999 - C1

IV. PREPAYMENT PREMIUM ALLOCATION

       FIXED PREPAYMENT PREMIUMS:

            o Fixed prepayment premiums will be distributed on each Distribution Date as follows:

                o 25% will be distributed to the Classes A-1, A-2, B, C, D, E and F Certificates, based upon the amount of principal distributed, if any, to such class to the aggregate amount of principal distributable on all classes of Certificates; and

                o  75% will be distributed to the Class A-X Certificates



       YIELD MAINTENANCE PREPAYMENT PREMIUMS:

            o Yield maintenance prepayment premiums will be distributed on each Distribution Date as follows:

                o A portion (based on the Base Interest Fraction described below) will be delivered to the Classes A-1, A-2, B, C, D, E and/or F Certificates, pro rata, based upon the amount of principal distributed, if any, to such class to the aggregate amount of principal distributable on all classes of Certificates; and

                o  The remainder will be distributed to the Class A-X
                   Certificates

            o With respect to each class of Certificates, if any, the "Base Interest Fraction" is a fraction having:

                o A numerator equal to the excess, if any, of the pass-through rate on such class of Certificates over the discount rate used in calculating the yield maintenance charge; and

                o A denominator equal to the excess, if any, of the mortgage rate of the prepaid loan over such discount rate




--------------------------------------------------------------------------------
Under no circumstances shall the information presented hereby constitute an offer to sell or the solicitation of an offer to buy any security, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation ("CSFB") and Morgan Stanley & Co. Incorporated ("MS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by CSFB and MS from sources that CSFB and MS believe to be reasonably reliable. However, CSFB and MS make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities referred to herein and only upon your review of the prospectus and prospectus supplement. This information may not be delivered by you to any other person without CSFB's and MS's prior written consent. CSFB and MS may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. CSFB and MS and/or their employees may from time to time have a long or short position in any security discussed herein.
--------------------------------------------------------------------------------
                                      6

                                October 12, 1999
(212) 325-3507                                                   (212) 761-2164

                          $1,187,129,449 (APPROXIMATE)
              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 1999 - C1


       YIELD MAINTENANCE PREPAYMENT PREMIUM EXAMPLE:

           o The following is an example of the yield maintenance prepayment premium described above based on the information contained herein and the following assumptions:

                o  Two classes of Certificates: Classes A-1 and A-X

                o The characteristics of the mortgage loan being prepaid are as follows:

                   --Mortgage rate: 8.0%

                   --The discount rate is equal to 5.75%

                   --The Class A-1 pass-through rate is equal to 7.00%






                                                          CLASS A-1               CLASS A-X
                      METHOD                            CERTIFICATES             CERTIFICATES
-------------------------------------------------   --------------------   -----------------------
    (Class A- 1 Pass Through Rate - Yield Rate)        (7.00% - 5.75%)        (100.00% - 55.56%)
-------------------------------------------------      ---------------

             (Mortgage Rate - Yield Rate)              (8.00% - 5.75%)

    Prepayment Premium Allocation                           55.56%                  44.44%

--------------------------------------------------------------------------------
Under no circumstances shall the information presented hereby constitute an offer to sell or the solicitation of an offer to buy any security, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation ("CSFB") and Morgan Stanley & Co. Incorporated ("MS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by CSFB and MS from sources that CSFB and MS believe to be reasonably reliable. However, CSFB and MS make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities referred to herein and only upon your review of the prospectus and prospectus supplement. This information may not be delivered by you to any other person without CSFB's and MS's prior written consent. CSFB and MS may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. CSFB and MS and/or their employees may from time to time have a long or short position in any security discussed herein.
--------------------------------------------------------------------------------
                                      7

                                October 12, 1999
(212) 325-3507                                                   (212) 761-2164

                          $1,187,129,449 (APPROXIMATE)
              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 1999 - C1

V. ADDITIONAL DEAL FEATURES

       PREPAYMENT INTEREST SHORTFALLS:
           o Any prepayment interest shortfalls that are not offset by the master servicing fee and investment interest accrued on such prepayments from the date of prepayment will be allocated pro rata to each class of Certificates in proportion to the amount of interest accrued on such class on such Distribution Date

       CONTROLLING CLASS:

           o The most subordinate class of Certificates then outstanding that has a principal balance at least equal to 25% of the initial principal balance of such class; or
           o If no such class exists, the most subordinate class then outstanding
           o The holders of greater than 50% of the percentage interests of the controlling class will be entitled to remove the special servicer and appoint a successor special servicer subject to written confirmation from each rating agency that such removal and appointment, in and of itself, would not cause a downgrade, qualification or withdrawal of the then current ratings assigned to any class of Certificates

       SPECIAL SERVICER/LOAN MODIFICATIONS:

           o The Special Servicer will be responsible for servicing loans that, in general, are in default or are in imminent default and for administering REO properties. The Special Servicer may (if in the sole good faith reasonable judgement of the Special Servicer believes such action would maximize the recovery to the holders of the Certificates on a present value basis):

                o  Modify such loans (with certain limitations); and
                o Extend the date on which any balloon payment is scheduled to be due

           o Generally, the Special Servicer will be permitted to modify, waive or amend any term of a non-defaulted loan, provided such modification, waiver or amendment will not:

                o  Affect the amount or timing of any payments under the loan;
                o Affect the obligation of the borrower to pay a prepayment premium or yield maintenance prepayment premium or permit a prepayment during a lockout period;
                o Result in a release of the lien of the related mortgage on any material portion of the mortgaged property without a corresponding principal prepayment; or
                o Materially impair the security for the loan or reduce the likelihood of timely payment of amounts due thereon





--------------------------------------------------------------------------------
Under no circumstances shall the information presented hereby constitute an offer to sell or the solicitation of an offer to buy any security, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation ("CSFB") and Morgan Stanley & Co. Incorporated ("MS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by CSFB and MS from sources that CSFB and MS believe to be reasonably reliable. However, CSFB and MS make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities referred to herein and only upon your review of the prospectus and prospectus supplement. This information may not be delivered by you to any other person without CSFB's and MS's prior written consent. CSFB and MS may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. CSFB and MS and/or their employees may from time to time have a long or short position in any security discussed herein.
--------------------------------------------------------------------------------
                                      8

                                October 12, 1999
(212) 325-3507                                                   (212) 761-2164

                          $1,187,129,449 (APPROXIMATE)
              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 1999 - C1


       PRINCIPAL & INTEREST ADVANCES:

           o The Master Servicer will generally be required to advance delinquent scheduled payments of principal and interest on the mortgage loans (excluding any balloon payments, default interest or excess interest) and other required amounts through liquidation, subject to a determination of recoverability


       OPTIONAL TERMINATION:

           o At any time the Trust Fund balance is equal to or less than 1.00% of the original Trust Fund balance, the Trust Fund may be terminated and the Certificates retired at the option of:

                o  The mortgage loan sellers; or, if they decline,
                o  The Special Servicer; or, if it declines,
                o The majority holder of the Controlling Class; or, if it declines,
                o  The Servicer


       ADDITIONAL INVESTOR REPORTING:

           o This transaction introduces two new features to enhance investor reporting through the use of the Certificate Administrator's website, located at www.ctslink.com/cmbs:

              o The Investor Q&A Forum. After accessing the Certificate Administrator's website, investors will be able to e-mail questions regarding the mortgage loans to the Certificate Administrator and the Certificate Administrator will contact the servicer and special servicer to obtain responses, generally within two business days. Questions and answers will be posted in the Q&A Forum so that all investors have access to the information presented.

              o Special Events Reports. The servicer will post notices of certain "special events" for the top 10 loans in the pool. This information is intended to supplement the information in the distribution date statements and provide information about major events in a more timely manner.









--------------------------------------------------------------------------------
Under no circumstances shall the information presented hereby constitute an offer to sell or the solicitation of an offer to buy any security, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation ("CSFB") and Morgan Stanley & Co. Incorporated ("MS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by CSFB and MS from sources that CSFB and MS believe to be reasonably reliable. However, CSFB and MS make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities referred to herein and only upon your review of the prospectus and prospectus supplement. This information may not be delivered by you to any other person without CSFB's and MS's prior written consent. CSFB and MS may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. CSFB and MS and/or their employees may from time to time have a long or short position in any security discussed herein.
--------------------------------------------------------------------------------

                                October 12, 1999
(212) 325-3507                                                   (212) 761-2164

                          $1,187,129,449 (APPROXIMATE)
              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 1999 - C1

LOCATION -- % BY INITIAL POOL BALANCE

    [A graphic was omitted that consisted of a map of the United States that illustrated the number of properties in each state and their respective percentage of the Initial Pool Balance by state.]

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]


IDAHO
1 property
$3,538,619
0.3% of total

UTAH
1 property
$6,689,444
0.6% of total

SOUTH DAKOTA
1 property
$2,393,088
0.2% of total

MISSOURI
4 properties
$29,898,309
2.5% of total

MINNESOTA
2 properties
$23,109,325
1.9% of total

ILLINOIS
5 properties
$15,518,796
1.3% of total

WISCONSIN
1 property
$9,343,927
0.8% of total

INDIANA
6 properties
$30,876,066
2.6% of total

OHIO
3 properties
$9,599,114
0.8% of total

PENNSYLVANIA
3 properties
$33,376,878
2.8% of total

MASSACHUSETTS
6 properties
$55,087,558
4.6% of total

CONNECTICUT
9 properties
$4,609,346
0.4% of total

NEW YORK
22 properties
$251,732,951
21.2% of total

NEW JERSEY
8 properties
$37,367,315
3.1% of total

MARYLAND
3 properties
$13,635,251
1.1% of total

WASHINGTON, DC
2 properties
$41,002,306
3.5% of total

VIRGINIA
1 property
$9,491,226
0.8% of total

WEST VIRGINIA
1 property
$6,993,787
0.6% of toal

TENNESSEE
1 property
$2,247,460
0.2% of total

NORTH CAROLINA
4 properties
$15,736,942
1.3% of total

GEORGIA
4 properties
$12,436,780
1.0% of total

SOUTH CAROLINA
2 properties
$3,626,107
0.3% of total

FLORIDA
11 properties
$102,758,714
8.7% of total

PUERTO RICO
1 property
$38,774,229
3.3% of total

KENTUCKY
1 property
$3,997,256
0.3% of total

MISSISSIPPI
1 property
$1,499,030
0.1% of total

ARKANSAS
1 property
$632,896
0.1% of total

TEXAS
13 properties
$43,498,766
3.7% of total

NEW MEXICO
2 properties
$7,755,877
0.7% of total

ARIZONA
7 properties
$20,031,455
1.7% of total

COLORADO
8 properties
$55,804,753
4.7% of total

CALIFORNIA
48 properties
$214,766,958
18.1% of total

NEVADA
2 properties
$808,010
0.1% of total

OREGON
1 property
$10,942,638
0.9% of total

WASHINGTON
6 properties
$67,548,276
5.7% of total


   Less than 1.00% of Cut-Off Date Allocated Loan Amount        [ ]

      1.00 - 5.99% of Cut-Off Date Allocated Loan Amount        [ ]

      6.00 - 9.99% of Cut-Off Date Allocated Loan Amount        [ ]

Greater than 9.99% of Cut-Off Date Allocated Loan Amount        [ ]


--------------------------------------------------------------------------------
Under no circumstances shall the information presented hereby constitute an offer to sell or the solicitation of an offer to buy any security, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation ("CSFB") and Morgan Stanley & Co. Incorporated ("MS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by CSFB and MS from sources that CSFB and MS believe to be reasonably reliable. However, CSFB and MS make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities referred to herein and only upon your review of the prospectus and prospectus supplement. This information may not be delivered by you to any other person without CSFB's and MS's prior written consent. CSFB and MS may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. CSFB and MS and/or their employees may from time to time have a long or short position in any security discussed herein.
--------------------------------------------------------------------------------

                                October 12, 1999
(212) 325-3507                                                   (212) 761-2164

                          $1,187,129,449 (APPROXIMATE)
              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 1999 - C1

PROPERTY TYPE -- % BY INITIAL POOL BALANCE

    [A graphic was omitted that consisted of a pie chart that indicated the percentage of the types of properties in the Initial Pool Balance.]

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]


                                  LESS THAN 3%

                             Unanchored Retail 2.8%
                           Extended Stay Lodging 2.4%
                              Special Purpose 2.3%
                               Self-Storage 1.5%
                     Manufactured Housing Communities 0.2%

                               CREDIT LEASE 3.4%

                          LIMITED SERVICE LODGING 3.6%

                                COOPERATIVE 3.9%

                           FULL SERVICE LODGING 4.2%

                                 MIXED USE 6.3%

                                INDUSTRIAL 6.6%

                                  MULTIFAMILY
                                     15.1%

                                     OFFICE
                                     29.9%

                                ANCHORED RETAIL
                                     17.9%


--------------------------------------------------------------------------------
Under no circumstances shall the information presented hereby constitute an offer to sell or the solicitation of an offer to buy any security, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation ("CSFB") and Morgan Stanley & Co. Incorporated ("MS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by CSFB and MS from sources that CSFB and MS believe to be reasonably reliable. However, CSFB and MS make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities referred to herein and only upon your review of the prospectus and prospectus supplement. This information may not be delivered by you to any other person without CSFB's and MS's prior written consent. CSFB and MS may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. CSFB and MS and/or their employees may from time to time have a long or short position in any security discussed herein.
--------------------------------------------------------------------------------
                                      11

                                October 12, 1999
(212) 325-3507                                                   (212) 761-2164

                          $1,187,129,449 (APPROXIMATE)
              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 1999 - C1

MORTGAGE LOAN, CREDIT AND CALL PROTECTION BY PROPERTY TYPE


                     CUT-OFF         % OF                                        WTD. AVG.   WTD. AVG.
                       DATE        INITIAL                                       REMAINING   REMAINING   RATIO OF
                    PRINCIPAL        POOL    WTD. AVG.   WTD. AVG.   WTD. AVG.    LO & YM       TERM     LO & YM
PROPERTY TYPE        BALANCE       BALANCE     COUPON       DSCR        LTV        (MOS)       (MOS)     TO TERM
--------------- ----------------- --------- ----------- ----------- ----------- ----------- ----------- ---------
Office           $  355,372,711      29.9%      8.080%      1.33x       68%         111         115        96.5%
Retail           $  245,815,317      20.7%      8.220%      1.26x       74%         111         115        96.5%
Multifamily      $  178,770,749      15.1%      7.874%      1.43x       65%         104         110        94.5%
Hospitality      $  120,232,595      10.1%      8.188%      1.78x       58%         114         118        96.6%
Industrial       $   77,816,897       6.6%      8.068%      1.31x       72%         113         118        95.8%
Mixed Use        $   74,492,699       6.3%      7.513%      1.44x       67%         103         106        97.2%
Cooperative      $   46,740,745       3.9%      8.385%      2.02x       47%         109         127        85.8%
Credit Lease     $   40,282,058       3.4%      6.697%       N/A        N/A         229         233        98.3%
Other            $   47,605,679       4.0%      8.681%      1.36x       68%         106         117        90.6%
                 --------------     -----       -----   --------        --          ---         ---        ----
TOTAL/AVG        $1,187,129,449     100.0%      8.041%      1.41x       67%         114         119        95.8%
                 ==============     =====       =====   ========        ==          ===         ===        ====

--------------------------------------------------------------------------------
Under no circumstances shall the information presented hereby constitute an offer to sell or the solicitation of an offer to buy any security, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation ("CSFB") and Morgan Stanley & Co. Incorporated ("MS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by CSFB and MS from sources that CSFB and MS believe to be reasonably reliable. However, CSFB and MS make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities referred to herein and only upon your review of the prospectus and prospectus supplement. This information may not be delivered by you to any other person without CSFB's and MS's prior written consent. CSFB and MS may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. CSFB and MS and/or their employees may from time to time have a long or short position in any security discussed herein.
--------------------------------------------------------------------------------
                                      12

                                October 12, 1999
(212) 325-3507                                                   (212) 761-2164

                          $1,187,129,449 (APPROXIMATE)
              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 1999 - C1

INTEREST PAYMENTS AND PRINCIPAL WINDOWS

  [A graphic was omitted that consisted of a horizontal bar graph illustrating the interest payments and principal windows of each class of certificates.]



Note: The Class A-1, A-2 and A-X certificates will be paid interest on a pro rata basis.

     The above analysis is based on the maturity assumptions and a 0% CPR as described in the Prospectus Supplement.




--------------------------------------------------------------------------------
Under no circumstances shall the information presented hereby constitute an offer to sell or the solicitation of an offer to buy any security, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation ("CSFB") and Morgan Stanley & Co. Incorporated ("MS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by CSFB and MS from sources that CSFB and MS believe to be reasonably reliable. However, CSFB and MS make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities referred to herein and only upon your review of the prospectus and prospectus supplement. This information may not be delivered by you to any other person without CSFB's and MS's prior written consent. CSFB and MS may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. CSFB and MS and/or their employees may from time to time have a long or short position in any security discussed herein.
--------------------------------------------------------------------------------
                                      13

                                October 12, 1999
(212) 325-3507                                                   (212) 761-2164

                          $1,187,129,449 (APPROXIMATE)
              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 1999 - C1


CALL PROTECTION BY PREPAYMENT RESTRICTION CATEGORIES



       [A graphic was omitted that consisted of a vertical bar graph that demonstrated the call procetion by prepayment restriction categories.]



  Note: Any unplotted amounts are assumed zero; may not add up to 100% due to rounding




--------------------------------------------------------------------------------
Under no circumstances shall the information presented hereby constitute an offer to sell or the solicitation of an offer to buy any security, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation ("CSFB") and Morgan Stanley & Co. Incorporated ("MS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by CSFB and MS from sources that CSFB and MS believe to be reasonably reliable. However, CSFB and MS make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities referred to herein and only upon your review of the prospectus and prospectus supplement. This information may not be delivered by you to any other person without CSFB's and MS's prior written consent. CSFB and MS may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. CSFB and MS and/or their employees may from time to time have a long or short position in any security discussed herein.
--------------------------------------------------------------------------------
                                      14

                                October 12, 1999
(212) 325-3507                                                   (212) 761-2164

                          $1,187,129,449 (APPROXIMATE)
              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 1999 - C1

TOP TEN LOANS SUMMARY


                                                                 CUT-OFF DATE
                            PROPERTY                               PRINCIPAL
PROPERTY NAME                 TYPE      PROPERTY LOCATION           BALANCE
------------------------ -------------- ----------------------- --------------
Exchange Apartments      Multifamily    New York, New York       $58,000,000
Selig Loans              Office         Seattle, Washington      $51,092,418
Tallahassee Mall         Retail         Tallahassee, Florida     $47,937,104
ACCOR Loans              Credit Lease   Various Cities           $40,282,058
Hato Rey Tower           Office         San Juan, Puerto Rico    $38,774,229
L'Enfant Plaza           Mixed Use      Washington, DC           $37,204,671
Holiday Inn-Broadway     Lodging        New York, New York       $36,000,000
Scholastic Building      Office         New York, New York       $33,965,600
Blue Hills Office Park   Office         Canton, Massachusetts    $33,149,000
150 William Street       Office         New York, New York       $29,440,579



                            % OF                       LOAN PER
                          INITIAL       UNITS/           UNIT/
                            POOL        SQUARE          SQUARE
PROPERTY NAME             BALANCE        FOOT            FOOT         DSCR        LTV
------------------------ --------- ---------------- -------------- ---------- ----------
Exchange Apartments          4.9%           345        $168,116        1.48x      46.0%
Selig Loans                  4.3%       620,831        $    82         1.24x      52.6%
Tallahassee Mall             4.0%       973,973        $    49         1.15x      70.1%
ACCOR Loans                  3.4%         1,224        $32,910          N/A        N/A
Hato Rey Tower               3.3%       346,231        $   112         1.25x      73.9%
L'Enfant Plaza               3.1%       889,438(1)     $   133(1)      1.39x      65.9%
Holiday Inn-Broadway         3.0%           531        $67,797         1.94x      43.9%
Scholastic Building          2.9%       225,000        $   151         1.49x      77.2%
Blue Hills Office Park       2.8%       273,863        $   121         1.20x      78.9%
150 William Street           2.5%       477,572        $    62         1.20x      72.3%

-----------
(1) Reflects office square footage and the allocated loan per square foot for the office space. The hotel has 370 rooms and an allocated loan balance per room of $83,660.





--------------------------------------------------------------------------------
Under no circumstances shall the information presented hereby constitute an offer to sell or the solicitation of an offer to buy any security, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation ("CSFB") and Morgan Stanley & Co. Incorporated ("MS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by CSFB and MS from sources that CSFB and MS believe to be reasonably reliable. However, CSFB and MS make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities referred to herein and only upon your review of the prospectus and prospectus supplement. This information may not be delivered by you to any other person without CSFB's and MS's prior written consent. CSFB and MS may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. CSFB and MS and/or their employees may from time to time have a long or short position in any security discussed herein.
--------------------------------------------------------------------------------

                                October 12, 1999
(212) 325-3507                                                   (212) 761-2164

                              EXCHANGE APARTMENTS


                                LOAN INFORMATION

   PRINCIPAL BALANCE(1):       ORIGINAL                CUT-OFF DATE
                               --------                -------------
                               $58,000,000             $58,000,000
   ORIGINATION DATE(2):        December 23, 1997
   INTEREST RATE:              7.75%
   AMORTIZATION TERM:          Interest only until February 2000; then 336
                               Months
   ARD:                        January 11, 2008
   ARD BALANCE:                $52,247,291
   HYPERAMORTIZATION:          After the ARD, interest rate increases by
                               2.00% to 9.75% and a pro rata portion of
                               all excess cash flow is used to reduce
                               outstanding principal balance; the
                               additional 2% interest is deferred until
                               principal balance is zero
   MATURITY DATE:              January 11, 2027
   BORROWER (SPECIAL
   PURPOSE ENTITY):            Broad Street LLC; managing member is a
                               special purpose entity, the board of which
                               contains an independent director; a
                               non-consolidation opinion was obtained in
                               connection with origination
   CALL PROTECTION:            Two-year prepayment lockout from the
                               date of securitization with U.S. Treasury
                               defeasance thereafter until six months
                               prior to the ARD
   CUT-OFF DATE
   LOAN PER SQUARE
   FOOT(1):                    $142
   LOAN PER UNIT(1):           $168,116
   UP-FRONT RESERVES(3):       TI & LC:                $150,000
   ONGOING RESERVES:           CapEx (per year):       $69,000/$200 per unit
                               TI & LC (per year)(3):  $20,609/$.94 per sq.ft.
                               Real Estate Taxes &
                               Insurance Reserve:      Yes(4)
   LOCKBOX:                    Springing
   MEZZANINE LOAN AND          Yes; $6,000,000 mezzanine loan at an
   PREFERRED EQUITY            interest rate of Prime plus 1%; subject
   INTEREST:                   to subordination and intercreditor
                               agreement


                              PROPERTY INFORMATION

   SINGLE ASSET/PORTFOLIO:     Single asset
   PROPERTY TYPE:              Multifamily
   LOCATION:                   New York, New York
   YEAR BUILT/RENOVATED:       1902/1997
   OCCUPANCY(5):               97%
   COLLATERAL:                 One 21-story, 345 unit
                               Manhattan apartment building
                               (with 21,840 sq. ft. of retail
                               space)
   FEE OR LEASEHOLD:           Fee
   SQUARE FOOTAGE (NRSF):      409,890
   NUMBER OF UNITS:            345
   PROPERTY MANAGEMENT:        The Argo Corporation
   1998 NET OPERATING INCOME:  $7,861,360
   UNDERWRITTEN NET CASH FLOW: $7,535,021
   APPRAISED VALUE:            $126,000,000
   CUT-OFF DATE LTV(1):        46.0%
   ARD LTV(1)(6):              41.5%
   UNDERWRITTEN DSCR(1)(7)(8): 1.48x


(1)   For the Exchange Apartments Note A only.
(2) Six existing notes in the aggregate original principal amount of $75,000,000 were consolidated on December 23, 1997. The consolidated note was split into the Exchange Apartments Note A and Exchange Apartments Note B on October 8, 1999.
(3)   Tenant improvement and leasing commission reserves on retail space only.
(4) The Exchange Apartments Borrower is required to make monthly payments into a tax and insurance escrow fund in an amount sufficient to accumulate funds needed to pay (i) all taxes prior to their respective due dates and (ii) insurance premiums prior to the expiration thereof.
(5)   Residential occupancy based on the August 1999 rent roll.
(6) The ARD LTV takes into account the effect on the appraised value of the related Mortgaged Property of the partial expiration of a tax abatement on the Exchange Apartments Property.
(7) The Exchange Apartments Note A would have an underwritten debt service coverage ratio on a net cash flow basis of 1.86x, if the calculations were based on actual taxes (taking into account an applicable tax abatement) and inclusive of the $392,000 of annual income from a signed lease for a portion of the Exchange Apartment Property's retail space. The 1.48x underwritten debt service coverage presented includes the actual total tax expense projected to be incurred during the amortization term averaged over the number of years in the amortization term and does not include income from the retail space.
(8)   Calculated based on the amortizing debt service payments.

                                October 12, 1999
(212) 325-3507                                                   (212) 761-2164

                                  SELIG LOANS

                                LOAN INFORMATION

  PRINCIPAL BALANCE(1):     ORIGINAL               CUT-OFF DATE
                            --------               ------------
                            $51,150,000            $51,092,418
  ORIGINATION DATE:         April 27, 1999
  INTEREST RATE:            7.99%
  AMORTIZATION:             360 Months
  ARD:                      May 11, 2009
  ARD BALANCE(1):           $45,936,007
  HYPERAMORTIZATION:        After the ARD, interest rate increases by
                            2.00% to 9.99% and all excess cash flow is
                            used to reduce outstanding principal
                            balance; the additional 2% interest is
                            deferred until principal balance is zero
  MATURITY DATE:            May 11, 2029
  BORROWERS (SPECIAL
  PURPOSE ENTITIES):        Selig Real Estate Holdings Thirteen, LLC,
                            Selig Real Estate Holdings Fourteen, LLC
                            and Selig Real Estate Holdings Fifteen, LLC;
                            each has a managing member that is a special
                            purpose, bankruptcy remote entity, the board
                            of which includes an independent director;
                            non-consolidation opinions were obtained in
                            connection with origination
  CALL PROTECTION:          Two-year prepayment lockout from the date
                            of securitization with U.S. Treasury
                            defeasance thereafter until two months prior
                            to the ARD
  CUT-OFF DATE
  LOAN PER
  SQUARE FOOT(1):           $82
  UP-FRONT RESERVES:        Deferred Maintenance
                            Reserve:               $25,388
                            Environmental Reserve: $1,875
                            TI & LC:               $510,000
                                                                Per SF
                                                               --------
  ONGOING RESERVES:         CapEx (per year):      $124,078      $0.20
                            TI & LC (per year):    $880,000      $1.42
                            Real Estate Taxes &
                            Insurance Reserve(2):  Yes
  LOCKBOX:                  Hard
  CROSS COLLATERALIZATION/
  CROSS DEFAULT:            Yes
  PARTIAL DEFEASANCE:       Yes; Release price of 125% of Property
                            Release Amount
  MEZZANINE LOAN:           Yes; $23,100,000 mezzanine loan at an
                            interest rate of 15%; subject to
                            subordination and intercreditor
                            agreement(4)


                              PROPERTY INFORMATION

   SINGLE ASSET/
   PORTFOLIO:               Portfolio of 3 assets
   PROPERTY TYPE:           Office
   LOCATION:                Seattle, Washington area
   YEAR BUILT:              Third and Broad                          1982
                            3131 Elliot Building                     1986
                            Airborne Building   1984
   OCCUPANCY(1)(3):         95%
   COLLATERAL:              Three office properties totaling 620,831
                            square feet
   FEE OR LEASEHOLD:        Fee

                               MAJOR                  % OF
   PROPERTY                   TENANTS       NRSF        GLA     EXPIRATION
   --------                   -------       ----      -----     ----------
   Third and Broad          Active
                            Voice
                            Corporation    130,441    50.6%       7/10/09
                            Muzak, Ltd.     43,324    16.8%       1/15/05
   3131 Elliot Building     Airborne
                            Freight
                            Corporation    129,505    70.0%      11/30/04
                            Emeritus
                            Corporation     26,871    14.5%       6/30/06
   Airborne Building        Airborne
                            Freight
                            Corporation    177,917     100%      11/30/04
   SQUARE FOOTAGE(1):       620,831
   PROPERTY
   MANAGEMENT:              Martin Selig Real Estate
   1998 NET OPERATING
   INCOME(1):               $6,117,264
   UNDERWRITTEN NET
   CASH FLOW(1):            $5,560,246
   APPRAISED VALUE(1):      $97,200,000
   CUT-OFF DATE LTV(1):     52.6%
   ARD LTV(1):              47.3%
   UNDERWRITTEN
   DSCR(1):                 1.24x



(1)   For the Selig Loans in the aggregate.

(2) The Selig Borrowers are required to make monthly payments into a tax and insurance escrow fund in an amount sufficient to accumulate funds needed to pay (i) all taxes prior to their respective due dates and (ii) insurance premiums prior to the expiration thereof.

(3)   Based on the August/September 1999 rent rolls.

(4) Such mezzanine loan is also secured by equity in entities owning other properties.

                                October 12, 1999
(212) 325-3507                                                   (212) 761-2164

                                TALLAHASSEE MALL


                                LOAN INFORMATION

  PRINCIPAL BALANCE:   ORIGINAL               CUT-OFF DATE
                       --------               ------------
                       $48,000,000            $47,937,104
  ORIGINATION DATE:    July 1, 1999
  INTEREST RATE:       8.60%
  AMORTIZATION:        360 Months
  ARD:                 July 11, 2009
  ARD BALANCE:         $43,551,339
  HYPERAMORTIZATION:   After the ARD, interest rate increases by
                       2.00% to 10.60% and all excess cash flow
                       is used to reduce outstanding principal
                       balance; the additional 2% interest is
                       deferred until principal balance is zero
  MATURITY DATE:       July 11, 2029
  BORROWER (SPECIAL
    PURPOSE ENTITY):   Tallahassee Mall Partners, Ltd.; managing
                       general partner is a special purpose,
                       bankruptcy remote corporation, the board
                       of which includes an independent director;
                       a non-consolidation opinion was obtained
                       in connection with origination
  CALL PROTECTION:     Two-year prepayment lockout from the
                       date of securitization with U.S. Treasury
                       defeasance thereafter until two months
                       prior to the ARD
  CUT-OFF DATE
  LOAN PER SQUARE
    FOOT:              $49
  UP-FRONT RESERVES:   Deferred
                       Maintenance:           $195,500
                       Environmental          approximately
                       Escrow:                $340,128
                       Ground Lease
                       Reserve:               $36,667
                       TI & LC(1):            $1,535,620
                       Roof Repair
                       Reserve(2):            $875,000
                                                          Per SF
                                                          ------
  ONGOING RESERVES:    CapEx (per year):      $146,100    $0.15
                       Real Estate Taxes &
                       Insurance Reserve(3):  Yes
                       TI & LC(1):            Yes
                       Ground Lease
                       Reserve:(4)            Yes
  LOCKBOX:             Hard


                            PROPERTY INFORMATION

  SINGLE ASSET/PORTFOLIO:    Single asset
  PROPERTY TYPE:             Anchored Retail
  LOCATION:                  Tallahassee, FL
  YEAR BUILT/RENOVATED:      1971/1996
  OCCUPANCY(5):              96%
  COLLATERAL:                Leasehold mortgage on a regional
                             mall
  FEE OR LEASEHOLD:          Leasehold
  GROUND LEASE:              The Property is subject to a ground
                             lease which expires on February 28,
                             2044; one 20 year extension option

                                                   LEASE
  MAJOR TENANTS              NRSF     % OF GLA     EXPIRATION
  -------------              ----     --------     ----------
  Dillard's                  203,660    20.9%        01/31/03
  Parisian                   114,869    11.8%        05/31/07
  Burlington Coat Factory(6) 101,888    10.5%        03/31/02
  AMC Theater                69,213      7.1%        09/30/16
  Goody's                    66,110      6.8%        01/31/02
  SQUARE FOOTAGE:            973,973
  PROPERTY MANAGEMENT:       Jones Lang LaSalle Management
                             Services, Inc.
  1998 NET OPERATING
    INCOME:                  $3,700,054
  UNDERWRITTEN NET CASH
    FLOW:                    $5,153,369
  APPRAISED VALUE:           $68,400,000
  CUT-OFF DATE LTV:          70.1%
  ARD LTV:                   63.7%
  UNDERWRITTEN DSCR:          1.15x



(1) The leasing reserve fund established at closing must be maintained at $300,000 during the term of the Tallahassee Mall Loan. If such reserve falls below $300,000, the Tallahassee Mall Borrower must escrow monthly the lesser of $30,000 or the amount required to replenish the reserve to the $300,000 level.
(2)   The Tallahassee Mall Borrower funded an initial
      $875,000 roof repair reserve fund at closing and is required to fund $3,700 monthly until the reserve reaches $1,097,000 (125% of the estimated cost of the roof repair) or until all roof repairs indicated in the engineer's report are completed.
(3) The Tallahassee Mall Borrower is required to make monthly payments into a tax and insurance escrow fund in an amount sufficient to accumulate funds needed to pay (i) all taxes prior to their respective due dates and (ii) insurance premiums prior to the expiration thereof.
(4) The Tallahassee Mall Borrower is required to escrow monthly one-twelfth of annual ground rent.
(5)   Based on the July 1999 rent roll.
(6) It is anticipated that Burlington Coat Factory will be in occupancy by December 1, 1999.

                                October 12, 1999
(212) 325-3507                                                   (212) 761-2164

                                  ACCOR LOANS


                                LOAN INFORMATION

   PRINCIPAL BALANCE(1):       ORIGINAL       CUT-OFF DATE
                             -----------      -------------
                             $40,986,486      $40,282,058
   ORIGINATION DATE:         July 20, 1998
   INTEREST RATE:
    California North         6.721%
    Mountain                 6.684%
   AMORTIZATION:
    California North         337 Months
    Mountain                 290 Months
   BALLOON PAYMENT(1)(2):    $15,055,200
   MATURITY DATE:            March 11, 2019
   BORROWER (SPECIAL
   PURPOSE ENTITIES):        California North S9, LLC and
                             Mountain S9, LLC; each has a
                             managing member that is a special
                             purpose, bankruptcy remote
                             entity, the board of which
                             contains an independent director;
                             non-consolidation opinions were
                             obtained in connection with
                             origination
   CALL PROTECTION:          Two-year prepayment lockout
                             from the date of securitization
                             with U.S. Treasury defeasance
                             thereafter until three months
                             prior to the maturity
   CUT-OFF DATE
   LOAN PER ROOM(1):         $32,910
   LOCKBOX:                  Hard
   CROSS COLLATERALIZATION/
   CROSS DEFAULT:            Yes
   CREDIT:                   ACCOR, S.A. (rated BBB by S&P
                             with a negative outlook)
   PARTIAL RELEASE:          In the event of a major
                             casualty or condemnation or if
                             any mortgaged property becomes
                             economically obsolete
   COMPANY DESCRIPTION:      ACCOR is a global hospitality
                             and travel group with over 3,000
                             hotels and with activities in
                             tourism, institutional catering,
                             service vouchers and auto rental


                      PROPERTY INFORMATION

   SINGLE ASSET/PORTFOLIO:          Portfolio of 11 Motel 6
                                    Properties
   PROPERTY TYPE:                   Credit Lease
   COLLATERAL:                      Two bondable master leases
                                    secured by first mortgage liens
                                    on two pools consisting of 11
                                    Motel 6 Hotels
   FEE OR LEASEHOLD:                       Fee

                                    YEAR BUILT/
     PROPERTY                       RENOVATED     NO. OF UNITS
     --------                       -----------   ------------
     Victorville, CA                 1986/1997          62
     Turlock, CA                     1978/1998         101
     Pittsburg, CA                   1980/1996         174
     Mojave, CA                      1986/1997         121
     Big Bear Lake, CA               1981/1997         121
     Fort Collins, CO                1978/1997         126
     Wheat Ridge, CO                 1980/1999          92
     Coeur D'Alene, ID               1978/1997         109
     Santa Rosa, NM                  1978/1998          90
     Raton, NM                       1977/1999         103
     Woods Cross, UT                 1990/NA           125
   NUMBER OF ROOMS(1):               1,224
   PROPERTY MANAGEMENT:              Universal Commercial
                                     Credit V, Inc.
   UNDERWRITTEN LEASE
   PAYMENT(1):                       $3,366,237
   APPRAISED VALUE (AS LEASED)(1):   $40,840,000
   APPRAISED VALUE (AS DARK)(1):     $34,160,000
   CUT-OFF DATE LTV (AS DARK)(1):    118.0%



(1)   For the ACCOR Loans in the aggregate.

(2) The ACCOR Loans do not fully amortize over the term. The Balloon Payment due at maturity is fully insured with a residual value insurance policy provided by R.V.I. America Insurance Company.

                                October 12, 1999
(212) 325-3507                                                   (212) 761-2164

                                 HATO REY TOWER



                        LOAN INFORMATION


   PRINCIPAL BALANCE:      ORIGINAL               CUT-OFF DATE
                           --------               ------------
                           $38,800,000             $38,774,229
   ORIGINATION DATE:       September 13, 1999
   INTEREST RATE:          8.05%
   AMORTIZATION:           360
   ARD:                    September 11, 2009
   ARD BALANCE:            $34,745,284
   HYPERAMORTIZATION:      After the ARD, interest rate increases by
                           2.00% to 10.05% and all excess cash flow
                           is used to reduce outstanding principal
                           balance; the additional 2% interest is
                           deferred until principal balance is zero
   MATURITY DATE:          September 11, 2029
   BORROWER (SPECIAL
   PURPOSE ENTITY):        Apollo Hato Rey, L.P.; general partner is
                           a special purpose, bankruptcy remote
                           corporation, the board of which contains
                           an independent director; a non-
                           consolidation opinion was obtained in
                           connection with origination
   CALL PROTECTION:        Two-year prepayment lockout from the
                           date of securitization with U.S. Treasury
                           defeasance thereafter until two months
                           prior to the ARD
   CUT-OFF DATE
   LOAN PER SQUARE FOOT:   $112
   UP-FRONT RESERVES:      Deferred
                           Maintenance(1):        $667,083
                           Other(2):              $3,663,000
                                                                 Per SF
                                                                 ------
   ONGOING RESERVES:       CapEx (per year):      $87,562        $0.25
                           TI & LC (per year):    $340,469       $0.98
                           Real Estate Taxes &
                           Insurance Reserve(3):  Yes
   LOCKBOX:                Hard


                      PROPERTY INFORMATION

   SINGLE ASSET/PORTFOLIO:       Single Asset
   PROPERTY TYPE:                Office
   LOCATION:                     San Juan, Puerto Rico
   YEAR BUILT:                   1972
   OCCUPANCY(4):                 98%
   COLLATERAL:                   One 23-story, 346,231 square
                                 foot office property (with
                                 ancillary 730 space parking
                                 garage)
   FEE OR LEASEHOLD:             Fee

                                          % OF          LEASE
   MAJOR TENANTS                 NRSF       GLA      EXPIRATION
-------------------------------- -------- ------     -------
   Banco Popular
   de Puerto Rico(5)             55,529   16.0%      6/30/05
   Banco de Desarrollo
   Economico                     42,984   12.4%      5/31/01
   Axtmayer Adsuar
   Muniz & Goyco                 27,863    8.1%      8/31/04

   SQUARE FOOTAGE:               346,231
   PROPERTY MANAGEMENT:          Insignia Commercial Group, Inc.
   1998 NET OPERATING INCOME:    $4,967,425
   UNDERWRITTEN NET CASH FLOW:   $4,292,362
   APPRAISED VALUE:              $52,500,000
   CUT-OFF DATE LTV:             73.9%
   ARD LTV:                      66.2%
   UNDERWRITTEN DSCR:            1.25x

(1) The deferred maintenance reserve is required to fund certain repairs, including the replacement of certain ventilation and air conditioning systems and the repaving of the parking facilities at the Hato Rey Tower Property.

(2) At closing a leasing achievement reserve was established of $3,663,000 which will be released upon lease extensions or renewals for certain tenants and/or upon delivery of qualified substitute leases.

(3) The Hato Rey Tower Borrower is required to make monthly payments into a tax and insurance escrow fund in an amount sufficient to accumulate funds needed to pay (i) all taxes prior to their respective due dates and (ii) insurance premiums prior to the expiration thereof.

(4)   Based on the September 1999 rent roll.

(5) Banco Popular de Puerto Rico has the right to terminate its lease every two years during the term thereof.

                                October 12, 1999
(212) 325-3507                                                   (212) 761-2164

                                 L'ENFANT PLAZA


                        LOAN INFORMATION


   PRINCIPAL BALANCE(1):   ORIGINAL                CUT-OFF DATE
                           -----------             -------------
                           $37,500,000             $37,204,671
   ORIGINATION DATE:       September 18, 1998
   INTEREST RATE:          7.64%
   AMORTIZATION:           360 Months
   ARD:                    October 11, 2008
   ARD BALANCE(1):         $33,249,718
   HYPERAMORTIZATION:      After the ARD, interest rate increases by
                           2.00% to 9.64% and a pro rata portion of
                           all excess cash flow is used to reduce
                           outstanding principal balance; the
                           additional 2% interest is deferred until
                           principal balance is zero
   MATURITY DATE:          October 11, 2028
   BORROWER (SPECIAL
   PURPOSE ENTITY):        Potomac Creek Associates, L.P.; general
                           partner is a single purpose, bankruptcy
                           remote entity, the board of which
                           contains an independent director; a
                           non-consolidation opinion was obtained
                           in connection with origination
   CALL PROTECTION:        Two-year prepayment lockout from the
                           date of securitization with U.S. Treasury
                           defeasance thereafter until two months
                           prior to the ARD
   CUT-OFF DATE
   LOAN PER UNIT(9):       $133 Per Square Foot (Office)
                           $83,660 Per Room (Hotel)
   UP-FRONT RESERVES:      CapEx(2):               $10,000,000
                           Large Lease Escrow
                           Fund(3):                $ 8,000,000
                           Small Lease Escrow
                           Fund(3):                $ 2,000,000
   ONGOING RESERVES:       CapEx(2):               Yes
                           Monthly Large Lease
                           Escrow Fund (per
                           annum)(3)(5):           $ 1,000,000
                           Monthly Small Lease
                           Escrow Fund (per
                           annum)(3)(6):           $ 2,000,000
                           Real Estate Taxes &
                           Insurance(4):           Yes
   LOCKBOX:                Hard
   MEZZANINE LOAN AND      Yes; $2,500,000 mezzanine loan and
   PREFERRED EQUITY        $45,400,000 equity investment with an
   INTEREST:               interest rate and yield at the greater of
                           LIBOR plus 5.235% and 10.325%,
                           subject to subordination and
                           intercreditor agreement
   PARTIAL DEFEASANCE:     Yes (Release price of 125% of Property
                           Release Amount).


                      PROPERTY INFORMATION

   SINGLE ASSET/PORTFOLIO:    Portfolio of 3 mixed use
                              buildings
   PROPERTY TYPE:             Mixed Use
   LOCATION:                  Washington, DC
   YEAR BUILT/RENOVATED:      L'Enfant -- North
                              Building (400
                              10th Street SW)       1968/1990
                              L'Enfant -- East
                              Building (480
                              L'Enfant Plaza SW)    1972/1990
                              L'Enfant -- Center
                              Building (420 10th
                              Street SW)            1972/1990
   OCCUPANCY(7):              97% (Office)
                              81% (Hotel)
   COLLATERAL:                Secured by one office property
                              (consisting of three buildings)
                              and one hotel property
   FEE OR LEASEHOLD(8):       Fee and Leasehold(8)

                                        % OF          LEASE
   MAJOR TENANTS (OFFICE)     NRSF       GLA        EXPIRATION
   ----------------------     ----      ----        ----------
   General Service
   Administration             287,179   32.3%        06/30/01
   US Postal Service          139,270   15.7%        06/11/08

   SQUARE FOOTAGE (OFFICE):   889,438
   NUMBER OF ROOMS (HOTEL):   370
   PROPERTY MANAGEMENT:       Sarakreek Management
                              Partners LLC (Office)
                              Loews Hotel, Inc. (Hotel)
   1998 NET OPERATING
   INCOME(9):                 $20,289,597
   UNDERWRITTEN NET CASH
   FLOW(9):                   $17,748,918
   APPRAISED VALUE:           $226,000,000
   CUT-OFF DATE LTV(9):       65.9%
   ARD LTV(9):                58.9%
   UNDERWRITTEN DSCR(9):      1.39x



(1)   For L'Enfant Participation only.
(2) The L'Enfant Borrower is also required, to the extent that the deposit balance falls below approximately $420,000, to make monthly deposits into the replacement escrow fund in the amount of 4% of the gross revenues of the hotel. As of the Cut-off Date, $4,699,302 was on deposit in the capital expenditure reserve.
(3) As of the Cut-off Date, an aggregate of $5,023,923 was on deposit in such accounts.
(4) The L'Enfant Borrower is required to make monthly payments into a tax and insurance escrow fund in an amount sufficient to accumulate funds needed to pay (i) all taxes prior to their respective due dates and (ii) insurance premiums prior to the expiration thereof.
(5) The L'Enfant Borrower is required to fund such account monthly until September 11, 2001.
(6) The L'Enfant Borrower is required to fund such account monthly commencing on October 11, 2001.
(7) Based on the August 1999 rent roll for the office component and on the L'Enfant Borrower's operating statement dated August 31, 1999 for the hotel component.
(8) The L'Enfant Borrower has a lease with the District of Columbia Redevelopment Land Agency for the portion of space over and under a street that runs through the L'Enfant Property; such lease expires in 2064.
(9)   Applies to L'Enfant Whole Loan.

                                October 12, 1999
(212) 325-3507                                                   (212) 761-2164

                            HOLIDAY INN -- BROADWAY


                               LOAN INFORMATION


   PRINCIPAL BALANCE    ORIGINAL              CUT-OFF DATE
                        --------              --------------------
                        $36,000,000           $36,000,000
   ORIGINATION DATE:    October 27, 1998
   INTEREST RATE:       8.50%
   AMORTIZATION:        300 months
   ARD:                 September 11, 2009
   ARD BALANCE:         $30,035,151
   HYPERAMORTIZATION:   After the ARD, interest rate increases by
                        2.00% to 10.50% and all excess cash flow
                        is used to reduce outstanding principal
                        balance; the additional 2% is deferred
                        until principal balance is zero
   MATURITY DATE:       September 11, 2024
   BORROWER (SPECIAL
   PURPOSE ENTITY):     Herald Hotel Associates, L.P.; general
                        partner is a special purpose, bankruptcy
                        remote entity, the board of which
                        contains an independent director; a
                        non-consolidation opinion was obtained
                        in connection with origination
   CALL PROTECTION:     Two-year prepayment lockout from the
                        date of securitization with U.S. Treasury
                        defeasance thereafter until three months
                        prior to the ARD
   CUT-OFF DATE
   LOAN PER ROOM:       $67,797
   UP-FRONT RESERVES:   Ground Lease
                        Reserve:                 $148,000
                        FF&E Reserve:            $140,150
                                                          Per Unit
                                                          --------
   ONGOING RESERVES:    CapEx (per year):        $6,300     $11.84
                        Real Estate Taxes &
                        Insurance Reserve(1):    Yes
                        Ground Lease
                        Reserve(2):              Yes
                        FF&E Reserve(3):         Yes
   LOCKBOX:             Springing
   ADDITIONAL
   INDEBTEDNESS(4):     Indebtedness to an affiliate



                      PROPERTY INFORMATION

   SINGLE ASSET/PORTFOLIO:       Single asset
   PROPERTY TYPE:                Hotel
   LOCATION:                     New York, New York
   YEAR BUILT/RENOVATED:         1898/1998
   OCCUPANCY(5):                 76%
   COLLATERAL:                   Leasehold mortgage on one 18
                                 story, 531 room hotel property
   FEE OR LEASEHOLD:             Leasehold
   GROUND LEASE:                 Subject to a ground lease that
                                 expires September 22, 2088
   NUMBER OF ROOMS:              531
   PROPERTY MANAGEMENT:          Thurcon Properties, Ltd
   1998 NET OPERATING INCOME:    $3,702,429
   UNDERWRITTEN NET CASH FLOW:   $6,735,830
   APPRAISED VALUE:              $82,000,000
   APPRAISED VALUE PER ROOM:     $154,426
   CUT-OFF DATE LTV:             43.9%
   ARD LTV:                      36.6%
   UNDERWRITTEN DSCR:            1.94x



(1) The Holiday Inn -- Broadway Borrower is required to make monthly payments into a tax and insurance escrow fund in an amount sufficient to accumulate funds needed to pay (i) all taxes prior to their respective due dates and (ii) insurance premiums prior to the expiration thereof.

(2) The Holiday Inn -- Broadway Borrower is required to escrow monthly one-twelfth of the annual ground rent.

(3) The Holiday Inn -- Broadway Borrower is required to fund FF&E reserves monthly in the amount of 3.0% of the gross revenues of the hotel in the first year and in the amount of 4.0% of the gross revenues of the hotel thereafter.


(4) A non-interest bearing unsecured loan from affiliates in an amount of $3,059,290, subject to a subordination and standstill agreement.

(5) According to the Broadway Holiday Inn Borrower's operating statement dated July 31, 1999.

                                October 12, 1999
(212) 325-3507                                                   (212) 761-2164

                              SCHOLASTIC BUILDING


                                LOAN INFORMATION


   PRINCIPAL BALANCE:      ORIGINAL              CUT-OFF DATE
                           --------              -------------
                           $34,000,000           $33,965,600
   ORIGINATION DATE:       August 4, 1999
   INTEREST RATE:          8.38%
   AMORTIZATION:           360 Months
   ARD:                    August 11, 2009
   ARD BALANCE:            $30,688,510
   HYPERAMORTIZATION:      After the ARD, interest rate increases
                           by 2.00% to 10.38% and all excess
                           cash flow is used to reduce
                           outstanding principal balance; the
                           additional 2% interest is deferred
                           until principal balance is zero
   MATURITY DATE:          August 11, 2029
   BORROWER (SPECIAL
   PURPOSE ENTITY):        ISE 555 Broadway, LLC; non-managing
                           member is a single purpose, bankruptcy
                           remote entity, the board of which
                           contains an independent director; a
                           non-consolidation opinion was obtained
                           in connection with origination
   CALL PROTECTION:        Two-year prepayment lockout from the
                           date of securitization with U.S.
                           Treasury defeasance thereafter until
                           one month prior to the ARD
   CUT-OFF DATE
   LOAN PER SQUARE FOOT:   $151
   UP-FRONT RESERVES:      Deferred
                           Maintenance:             $28,750
                           Environmental
                           Reserve:                 $3,750
   ONGOING RESERVES:       CapEx (per year)(1):     No
                           TI & LC(1):              No
                           Real Estate Taxes &
                           Insurance Reserve(2):    Yes
   LOCKBOX:                Hard


                             PROPERTY INFORMATION

   SINGLE ASSET/PORTFOLIO:   Single asset
   PROPERTY TYPE:            Office
   LOCATION:                 New York, New York
   YEAR BUILT/RENOVATED:     1889/1990
   OCCUPANCY:                100%
   COLLATERAL:               One 12-story, 225,000
                             square foot office property
   FEE OR LEASEHOLD:         Fee
                                       % OF          LEASE
   MAJOR TENANTS             NRSF       GLA       EXPIRATION
   -------------             ----      ----       ----------
   Scholastic, Inc.          221,000  98.2%      7/31/29
   SQUARE FOOTAGE:           225,000
   PROPERTY MANAGEMENT:      CB Richard Ellis, Inc.
   1998 NET OPERATING
   INCOME:                   $3,915,932
   UNDERWRITTEN NET
   CASH FLOW:                $4,632,600
   APPRAISED VALUE:          $44,000,000
   CUT-OFF DATE LTV:         77.2%
   ARD LTV:                  69.8%
   UNDERWRITTEN DSCR:         1.49x


(1) No funds for tenant improvements, leasing commissions, or replacements and repairs are escrowed. If Scholastic's long term rating falls below BBB, it is required to deposit approximately $455,000 per annum to a cash collateral account as a tenant improvements, leasing commission, and repair and replacement reserve. Commencing on the ARD, the Scholastic Building Borrower is required to deposit approximately $26,000 per month into a cash collateral account to fund the Scholastic Building Borrower's obligation to make a work allowance payment of $1.75 million to Scholastic on July 1, 2014.

(2) The Scholastic Building Borrower is required to make monthly payments into a tax and insurance escrow fund in an amount sufficient to accumulate funds needed to pay (i) all taxes prior to their respective due dates and (ii) insurance premiums prior to the expiration thereof.

                                October 12, 1999
(212) 325-3507                                                   (212) 761-2164

                             BLUE HILLS OFFICE PARK


                                LOAN INFORMATION


   PRINCIPAL BALANCE:      ORIGINAL                  CUT-OFF DATE
                           --------                  ------------
                           $33,149,000               $33,149,000
   ORIGINATION DATE:       September 14, 1999
   INTEREST RATE:          8.49%
   AMORTIZATION:           360 Months
   ARD:                    October 11, 2009
   ARD BALANCE:            $29,994,367
   HYPERAMORTIZATION:      After the ARD, interest rate increases by
                           2.00% to 10.49% and all excess cash flow
                           is used to reduce outstanding principal
                           balance; the additional 2% interest is
                           deferred until principal balance is zero
   MATURITY DATE:          October 11, 2029
   BORROWER (SPECIAL
   PURPOSE ENTITY):        Blue Hills Office Park LLC; single
                           member and a non-member manager,
                           each of which is a special purpose,
                           bankruptcy remote entity, the board of
                           which contains an independent director; a
                           non-consolidation opinion was obtained
                           in connection with origination
   CALL PROTECTION:        Two-year prepayment lockout from the
                           date of securitization with U.S. Treasury
                           defeasance thereafter until six months
                           prior to the ARD
   CUT-OFF DATE
   LOAN PER SQUARE FOOT:   $121
   UP-FRONT RESERVES:      TI & LC:                  $125,000
                                                               Per Unit
                                                               --------
   ONGOING RESERVES:       CapEx (per year):         $54,773      $0.20
                           TI & LC (per year)(1):    Yes
                           Real Estate Taxes &
                           Insurance Reserve(2):     Yes
   LOCKBOX:                Hard


                             PROPERTY INFORMATION

   SINGLE ASSET/PORTFOLIO:   Single asset
   PROPERTY TYPE:            Office
   LOCATION:                 Canton, MA
   YEAR BUILT/RENOVATED:     1970/1985
   OCCUPANCY:                100%
   COLLATERAL:               One 273,863 square foot office
                             property
   FEE OR LEASEHOLD:         Fee
                                       % OF       LEASE
   MAJOR TENANT              NRSF       NRA   EXPIRATION(3)
---------------------------- --------- ----   -------------
   Bank Boston N.A.(4)       263,245  96%     July 31, 2004

   SQUARE FOOTAGE:           273,863
   PROPERTY MANAGEMENT:      Fineberg Management, Inc.
   1998 NET OPERATING
   INCOME:                   $4,020,488
   UNDERWRITTEN NET CASH
   FLOW:                     $3,667,346
   APPRAISED VALUE:          $42,000,000
   CUT-OFF DATE LTV:         78.9%
   ARD LTV:                  71.4%
   UNDERWRITTEN DSCR:        1.20x


(1) A base leasing escrow reserve is funded at $119,135 per annum and a cash flow leasing escrow is funded to the extent of excess cash flow after payment of debt service, required reserves and operating expenses (to a maximum of $630,864 per annum) subject to a maximum on both reserve accounts of $4.25 million. The Blue Hills Borrower is entitled to a release of funds from both reserves subject to meeting certain criteria, including investment grade leases that extend three years beyond the ARD and a DSCR for the Blue Hills Loan of at least 1.20x.

(2) The Blue Hills Borrower is required to make monthly payments into an insurance escrow fund and quarterly payments into a tax escrow fund in an amount sufficient to accumulate funds needed to pay (i) all taxes prior to their respective due dates and (ii) insurance premiums prior to the expiration thereof.


(3) Lease is triple net and has a five-year extension option at 90% of fair market rental value.

(4)   Bank Boston N.A. is rated A by DCR, A by Fitch, A2 by Moody's and A- by
      S&P.

                                October 12, 1999
(212) 325-3507                                                   (212) 761-2164

                               150 WILLIAM STREET


                                LOAN INFORMATION


   PRINCIPAL BALANCE:      ORIGINAL                 CUT-OFF DATE
                           -----------              --------------
                           $30,000,000              $29,440,579
   ORIGINATION DATE:       May 15, 1998
   INTEREST RATE:          7.175%
   AMORTIZATION:           300 Months
   ARD:                    June 11, 2008
   ARD BALANCE:            $24,133,242
   HYPERAMORTIZATION:      After the ARD, interest rate increases by
                           2.00% to 9.175% and all excess cash flow
                           is used to reduce outstanding principal
                           balance; the additional 2% interest is
                           deferred until principal balance is zero
   MATURITY DATE:          June 11, 2023
   BORROWER (SPECIAL
   PURPOSE ENTITY):        150 William Street Associates L.P.;
                           general partner is a single purpose,
                           bankruptcy remote entity, the board of
                           which contains an independent director;
                           a non-consolidation opinion was obtained
                           in connection with the origination
   CALL PROTECTION:        Two-year prepayment lockout from the
                           date of securitization with U.S. Treasury
                           defeasance thereafter until four months
                           prior to the ARD
   CUT-OFF DATE
   LOAN PER SQUARE FOOT:   $62
                                                                  Per SF
                                                                  ------
   ONGOING RESERVES:       TI & LC (per year):      $480,000       $1.16
                           Real Estate Taxes &
                           Insurance Reserve(1):    Yes
   LOCKBOX:                Springing


                              PROPERTY INFORMATION

   SINGLE ASSET/PORTFOLIO:         Single asset
   PROPERTY TYPE:                  Office
   LOCATION:                       New York, NY
   YEAR BUILT/RENOVATED:           1927/1998
   OCCUPANCY(2):                   98%
   COLLATERAL:                     One 19-story, 477,572 square
                                   foot office property (with
                                   ancillary retail space)
                                              LEASE
    MAJOR TENANTS        NRSF    % OF GLA   EXPIRATION
--------------------- --------- ---------- -----------
 The City of
  New York -
  Children's
  Services
  Administration(3)    418,434      87.6%  09/30/08
 The City of
  New York -
  Office of Court
  Administration        15,000       3.1%  02/28/01
 Strand II
  Corp.                 13,992       2.9%  08/31/06


   SQUARE FOOTAGE (NRSF):          477,572
   PROPERTY MANAGEMENT:            Braun Management, Inc.
   1998 NET OPERATING INCOME(4):   $1,177,594
   UNDERWRITTEN NET CASH FLOW:     $3,102,994
   APPRAISED VALUE:                $40,700,000
   CUT-OFF DATE LTV:               72.3%
   ARD LTV:                        59.3%
   UNDERWRITTEN DSCR:              1.20x



(1) The 150 William Street Borrower is required to make monthly payments into a tax and insurance escrow fund in an amount sufficient to accumulate funds needed to pay (i) all taxes prior to their respective due dates and
      (ii) insurance premiums prior to the expiration thereof.

(2)   Based on August 1999 rent roll.

(3) The City of New York has an option to terminate its lease any time after July 2003, upon 180 days notice. In order to terminate before the expiration date of the lease, the City of New York must reimburse the 150 William Street Borrower for any unamortized cost of any related tenant improvements incurred by the 150 William Street Borrower. By July 2003, there is estimated to be approximately $1,840,000, and by the ARD there is estimated to be approximately $4,200,000.

(4) The property underwent a $6,000,000 renovation during 1997 and 1998, resulting in occupancy increasing from 44.5% in December 1997 to 98% in August 1999.

                                October 12, 1999
(212) 325-3507                                                   (212) 761-2164

                          $1,187,129,449 (APPROXIMATE)
              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 1999 - C1

COLLATERAL SUMMARY


Run Date:                10/11/99 03.54.45
Cut-off Balance:             1,187,129,449
Date of Balances:                 10/01/99
Loan Count:                            153
Avg Balance:                     7,759,016
Max Balance:                    58,000,000
Min Balance:                       234,627
Gross WAC:                           8.041
Seasoning (Yrs):                       .55
Rem Term  (Yrs):                      9.90

------------------------------------------

Curr Gross Coupon       Count          Pct
-----------------       -----          ---
 6.00% -  6.99%            4          4.09
 7.00% -  7.49%           16         12.00
 7.50% -  7.99%           32         29.80
 8.00% -  8.49%           64         34.21
 8.50% -  8.99%           26         12.96
 9.00% -  9.49%            9          6.42
 9.50% -  9.99%            1           .27
10.00% - 10.99%            1           .25
Wtd Avg. Current Coupon              8.041

------------------------------------------

Curr Balance (000)      Count          Pct
------------------      -----          ---
$   500  or less          14           .44
$   500+ -  1,000         14           .91
$ 1,000+ -  2,000         18          1.99
$ 2,000+ -  3,000         20          4.25
$ 3,000+ -  4,000         17          5.16
$ 4,000+ -  5,000          9          3.46
$ 5,000+ -  7,500         13          6.48
$ 7,500+ - 10,000         11          8.23
$10,000+ - 15,000         13         13.53
$15,000+ - 20,000          9         13.32
$20,000+ - 30,000          8         18.23
$30,000+ - 40,000          5         15.09
$40,000+ - 50,000          1          4.04
$50,000+ - 75,000          1          4.89
Avg Curr Balance:               $7,759,016

------------------------------------------

Top 3 Loans:                          13.2

------------------------------------------

Top 10 Loans:                         34.2

------------------------------------------

Orig Amort Term         Count          Pct
---------------         -----          ---
 7+ - 10 years             1           .25
10+ - 15 years             3           .86
15+ - 20 years             4           .67
20+ - 25 years            51         28.74
25+ - 30 years            92         67.72
30+ - 40 years             2          1.75
Wtd Avg. Orig Amort Term:            28.33

------------------------------------------

Seasoning Term          Count          Pct
--------------          -----          ---
12 Mos or less           132         85.78
1+ - 2 years              19         13.88
2+ - 3 years               2           .34
Wtd Avg. Seas Term:                    .55

------------------------------------------

Remaining Term          Count          Pct
--------------          -----          ---
 5+ -  7 years             3          1.86
 7+ - 10 years           141         89.85
10+ - 15 years             7          4.90
15+ - 20 years             2          3.39
Wtd Avg. Remaining Term               9.90
Antic Repay Term for Hyper Am

------------------------------------------


Loan Type               Count          Pct
---------               -----          ---

Fixed Rate               153        100.00

------------------------------------------

Amort Type              Count          Pct
----------              -----          ---
Balloon                   69         21.82
Full Am                    4          1.11
Hyper Am                  80         77.07

------------------------------------------
LTV                     Count          Pct
---                     -----          ---
50.00% OR LESS            12         11.69
50.01% - 60.00            16          9.87
60.01% - 70.00            39         22.05
70.01% - 75.00            53         29.39
75.01% - 80.00            31         23.61
Credit Lease               2          3.70
Wtd Avg. LTV:                        66.86

------------------------------------------

UW DSCR                 Count          Pct
-------                 -----          ---
1.10x - 1.19               6          6.37
1.20x - 1.24              23         19.19
1.25x - 1.29              27         18.59
1.30x - 1.39              33         18.29
1.40x - 1.49              15         11.68
1.50x - 1.99              39         21.05
2.00x and over             8          1.44
Credit Lease               2          3.39
Wtd Avg. DSCR:                        1.41

------------------------------------------

Universe                Count          Pct
--------                -----          ---

CSFB                     130         86.47
MS                        23         13.53

------------------------------------------

Property Type           Pr Cnt         Pct
------------------      ------         ---
Office                    33         29.94
Retail                    42         20.71
Multifamily               51         15.06
Lodging                   18         10.13
Industrial                16          6.56
Mixed Use                  4          6.28
Cooperative               10          3.94
Credit Lease              11          3.39
Other                      1          2.27
Self Storage               5          1.55
Mobile Home Park           1           .19

TOTAL                    192        100.00

------------------------------------------

Location > 1%           Pr Cnt         Pct
-------------           ------         ---
New York                   22        21.21
California                 48        18.09
Florida                    11         8.66
Washington                  6         5.69
Colorado                    8         4.70
Massachusetts               6         4.64
Texas                      13         3.66
Washington DC               2         3.45
Puerto Rico                 1         3.27
New Jersey                  8         3.15
Pennsylvania                3         2.81
Indiana                     6         2.60
Missouri                    4         2.52
Minnesota                   2         1.95
Arizona                     7         1.69
North Carolina              4         1.33
Illinois                    5         1.31
Maryland                    3         1.15
Georgia                     4         1.05

------------------------------------------



--------------------------------------------------------------------------------
Under no circumstances shall the information presented hereby constitute an offer to sell or the solicitation of an offer to buy any security, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation ("CSFB") and Morgan Stanley & Co. Incorporated ("MS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by CSFB and MS from sources that CSFB and MS believe to be reasonably reliable. However, CSFB and MS make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities referred to herein and only upon your review of the prospectus and prospectus supplement. This information may not be delivered by you to any other person without CSFB's and MS's prior written consent. CSFB and MS may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. CSFB and MS and/or their employees may from time to time have a long or short position in any security discussed herein.
--------------------------------------------------------------------------------

                                      26